UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________
FORM 8-K
________________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

April 9, 2020
Date of Report (date of earliest event reported)

RETROPHIN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3721 Valley Centre Drive Suite 200, San Diego, CA, 92130
(Address of Principal Executive Offices, including Zip Code)

(888) 969-7879
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RTRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)
Director Appointment
On April 8, 2020, the Board of Directors (the “Board”) of Retrophin, Inc. (the “Company”) approved the appointment of Suzanne Bruhn, Ph.D. to serve as a director of the Company, effective immediately. Dr. Bruhn has also been appointed as a member of the Science and Medical Technology (“S&T”) Committee of the Board.

In accordance with the Company’s non-employee director compensation program which has recently been updated, upon her appointment as a director, Dr. Bruhn received a nonqualified stock option to purchase 15,750 shares of the Company’s common stock at an exercise price equal to the closing price of the Company’s common stock on the date of grant, and a restricted stock unit covering 5,250 shares of the Company’s common stock, each of which will vest and become exercisable over a three year period following the date of grant.  Additionally, Dr. Bruhn will be entitled to receive a $50,000 annual retainer for her service as a director and an additional committee retainer of $5,000 per year for her service as a member of the S&T Committee.

At each annual meeting of stockholders following which Dr. Bruhn's term as a director continues, starting with the Company’s 2021 annual meeting of stockholders, Dr. Bruhn will be entitled to receive a nonqualified stock option to purchase 9,000 shares of the Company’s common stock, and a restricted stock unit covering 3,000 shares of the Company’s common stock, each of which will vest and become exercisable on the one year anniversary of the date of grant. The Company is not aware of any transaction involving Dr. Bruhn requiring disclosure under Item 404(a) of Regulation S-K.

ITEM 9.01 Financial Statements and Exhibits.
(d)

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETROPHIN, INC.
Dated: April 9, 2020	By:	/s/ Elizabeth E. Reed
	Name:	Elizabeth E. Reed
	Title:	Senior Vice President, General Counsel and Secretary